SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act

Date of Report:  March 10, 2010
(Date of Earliest Event Reported)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forest, Illinois 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement

On March 10, 2010, Akorn, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Serum Institute of India Ltd., a company incorporated under the laws of India (“Serum”) pursuant to which Serum purchased 1,838,235 shares of the Company’s common stock (“Common Stock”) for an aggregate offering price of $2,500,000. Serum also received a warrant (the “Warrant”) to purchase approximately 1,404,494 additional shares of Common Stock (“Warrant Shares”) exercisable for cash at an initial price of $1.78 per share.  The Warrant is exercisable beginning on the fifth consecutive day that the closing price of the Company’s Common Stock is equal to or more than $2.22 per share (the “Trigger Date”). The Warrant expires on the earlier of (i) March 10, 2013 and (ii) the date that is 30 days following the Trigger Date. There were no commissions paid in connection with the private placement.

The Common Stock, Warrant and Warrant Shares issued pursuant to the Securities Purchase Agreement and Warrant are restricted securities (“Restricted Securities”). Serum has agreed that it will not sell, dispose of or otherwise deal in the Restricted Securities for 180 days from the date of purchase of the Common Stock or the Warrant Shares, as applicable. In the event the Company is unable to deliver Common Stock free and clear of all restrictive legends within five business days following the last day of the applicable restricted period, then upon the request of the Serum, the Company shall prepare and file with the Commission a “Shelf” Registration Statement (the “Registration Statement”), within 10 days of the end of the applicable restricted period. The Registration Statement will be on Form S-3 or other appropriate form. The Company agreed to maintain the effectiveness of the Registration Statement until the earlier of the date that all Restricted Securities covered by such Registration Statement have been sold or can be sold publicly pursuant to Rule 144 under the Securities Act of 1933, as amended.

Pursuant to the Securities Purchase Agreement, if at any time during which the Restricted Securities may be sold without restriction pursuant to Rule 144, the Company fails to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then the Company shall pay to Serum cash in an amount equal to 1.0% of the aggregate Purchase Price of any Restricted Securities then owned on the day of such Public Information Failure. The Company will make such payments monthly until the Public Information Failure is cured or such public information is no longer required for Serum to transfer the Common Shares, Warrant and Warrant Shares pursuant to Rule 144. Late payments bear interest at the rate of 1.0% per month. In no event will the Company be liable for more than 6% of the total purchase price. Serum’s right to receive Public Information Failure Payments in cash is subordinate to the Company’s obligations under the Senior Credit Agreement as in effect on the date hereof.

Under the Securities Purchase Agreement, Serum relinquished all right that it and any of its affiliates had to appoint a nominee for election to the Company’s board of directors.

Under the Securities Purchase Agreement, the Company granted Serum the right to appoint a representative to attend all meetings of the Company’s board of directors and all committees thereof in a nonvoting observer capacity and, if such right is exercised, to receive copies of all notices, minutes, consents, and other materials that the Company provides to its directors. The appointed representative requires the Company’s consent, such consent not to be unreasonably withheld, and prior to attending any Board meetings or receiving any Board materials, the representative is required to enter into a non-disclosure agreement with the Company. This board observer right continues as long as Serum owns (i) not less than 1,000,000 Common Shares, (ii) the Warrant and the Warrant is exercisable for not less than 1,000,000 Warrant Shares, or (iii) not less than 1,000,000 Warrant Shares.

The foregoing summary of the Securities Purchase Agreement is qualified in its entirety by reference to the Securities Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing summary of the Warrant is qualified in its entirety by reference to the Warrant, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

On March 10, 2010, the Company also entered into a Waiver and Consent (the “Waiver and Consent”) with Akorn (New Jersey), Inc., an Illinois corporation and EJ Funds LP as lender and as agent for all lenders (“Lenders”) to the Credit Agreement dated August 17, 2009, by and among the Company as borrower and EJ Funds, amended by the First Amended and Restated Credit Agreement dated as of January 13, 2010 (collectively, the “Credit Agreement”).  Under the Waiver and Consent, the Lenders consented to the Securities Purchase Agreement and Warrant and waived compliance with certain of the Company’s covenants under the Credit Agreement with respect to the Securities Purchase Agreement and the shares of Common Stock and the Warrant issued thereunder.

A copy of the press release announcing the execution of the Securities Purchase Agreement and Warrant described above is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 3.02	Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K with respect to the Company’s unregistered issuance of 1,838,235 shares of Common Stock and Warrant to purchase 1,404,494 additional shares of Common Stock is incorporated by reference into this Item 3.02 in its entirety. In issuing the Common Stock and Warrant, the Company relied on the exemption from registration provided under Section 4(2) of the Securities Act of 1933 and/or Rule 506 of Regulation D thereunder. There were no commissions paid in connection with the issuance of the Common Stock or the Warrant.

A copy of the press release announcing the execution of the Securities Purchase Agreement and Warrant described above is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 7.01 in its entirety.

Item 9.01	Financial Statements and Exhibits
4.1	Warrant, dated March 10, 2010 in the name of Serum Institute of India Ltd.
10.1	Securities Purchase Agreement, dated March 10, 2010, between Akorn, Inc. and Serum Institute of India Ltd.
99.1	Press Release, dated March 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC.

Date:	March 16, 2010	By:	/s/ Timothy A. Dick
Timothy A. Dick
Sr. Vice President, Chief Financial Officer

4